Exhibit 99.1

MOR-1		UNITED STATES BANKRUPTCY COURT
CASE NAME:	Memorial Production Partners LP, et al.		PETITION DATE:	01/16/17
CASE NUMBER:	17-30262		DISTRICT OF TEXAS:	Southern
PROPOSED PLAN DATE:	TBD		DIVISION:	Houston

MONTHLY OPERATING REPORT SUMMARY

(Amounts in Thousands)	MEMP*
MONTH	Jan-17
REVENUES (MOR-6)	$14,688
OPERATING INCOME (LOSS) (MOR-6)	$244
NET INCOME (LOSS) (MOR-6)	($4,957)
PAYMENTS TO INSIDERS (MOR-9)	$101
PAYMENTS TO PROFESSIONALS (MOR-9)	$0

TOTAL DISBURSEMENTS (MOR-7)	$16,814

***	The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

CHECK ONE
REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		Term	Are all accounts receivable being collected within terms?	☒ Yes ☐ No
			Are all post-petition liabilities, including taxes, being paid within terms?	☒ Yes ☐ No
			Have all tax returns and other required government filings been timely paid?	☒ Yes ☐ No
Directors’ & Officers’ Liability	☒ YES	6/1/16-6/1/17	Have any pre-petition liabilities been paid?	☒ Yes ☐ No
Oil Pollution Act Liability	☒ YES	10/31/16-10/31/17	If so, describe Payments made consistent with First Day Orders
Workers’ Compensation/Employer’s Liability	☒ YES	6/1/16-6/1/17	Are all funds received being deposited into Debtor in Possession bank accounts?	☒ Yes ☐ No
Excess Liability	☒ YES	10/31/16-10/31/17	Were any assets disposed of outside the normal course of business?	☐ Yes ☒ No
Other	☒ YES	Various	If so, describe
			Are all U.S. Trustee Quarterly Fee Payments current?	☒ Yes ☐ No
What is the status of your Plan of Reorganization? Disclosure Statement approval hearing held on 2/27/2017.

ATTORNEY NAME:	Courtney K. Stone		I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.
FIRM NAME:	Weil, Gotshal & Manges LLP	INITIALS
ADDRESS:	700 Louisiana St. Suite 1700
DATE
CITY, STATE, ZIP:	Houston, TX 77002-2755		SIGNED	/s/ Matthew J. Hoss	Vice President, Accounting

TELEPHONE/FAX:	713-546-5000 / 713-224-9511	UST USE ONLY		(ORIGINAL SIGNATURE)	TITLE
EMAIL:	courtney.stone@weil.com

				Matthew J. Hoss	2/28/2017

				(PRINT NAME OF SIGNATORY)	DATE

MOR-1

*	Memorial Production Partners LP, et al.

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Memorial Production Partners LP (6667); Memorial Production Partners GP LLC; MEMP Services LLC (1887); Memorial Production Operating LLC; Memorial Production Finance Corporation (3356); WHT Energy Partners LLC; WHT Carthage LLC; Memorial Midstream LLC; Beta Operating Company, LLC; Columbus Energy, LLC; Rise Energy Operating, LLC; Rise Energy Minerals, LLC; Rise Energy Beta, LLC; San Pedro Bay Pipeline Company (1234); and Memorial Energy Services LLC. The Debtors’ mailing address is 500 Dallas Street, Suite 1600, Houston, Texas 77002.

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

Notes to the Monthly Operating Report

INTRODUCTION:

This monthly operating report (“MOR”) is unaudited and does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Unlike the consolidated financial statements, the MOR reflects the assets and liabilities of each Debtor, except where otherwise indicated. Information contained in the MOR has been derived from the Debtors’ books and records. Therefore, in order to comply with their obligations to provide MORs during these Chapter 11 Cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. This MOR is, thus, true and accurate to the best of the Debtors’ knowledge, information and belief based on currently available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

RESERVATION OF RIGHTS:

Given the complexity of the Debtors’ business, inadvertent errors or omissions may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary, but shall be under no obligation to do so.

Notes to MOR-1 and MOR-2:

The income statement and balance sheet are represented on a consolidated basis at the Memorial Production Partners LP (“MEMP”) level. Intercompany balances have been eliminated for all MEMP debtors.

Notes to MOR-3:

Prepetition interest payable has been included in reported amounts for Debt.

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

Notes to the Monthly Operating Report

Notes to MOR-4:

The Debtors have sought to allocate liabilities between the prepetition and postpetition periods based upon the information available at the time of, and research conducted in connection with, the preparation of this MOR. As additional information becomes available and further research is conducted, the Debtors’ allocation of liabilities between the prepetition and postpetition periods may change. The liability information, except as otherwise noted, is listed as of the close of business as of the end of the month. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this MOR as necessary and appropriate. Accrued liabilities have not been evaluated as liabilities subject to compromise and are subject to material change.

Notes to MOR-5:

The accounts payable and account receivable agings are presented on a consolidated basis at the MEMP level. Intercompany balances are excluded from the agings.

Notes to MOR-6:

The income statement is presented on a consolidated basis. Reorganization items, net primarily represents legal and other professional advisory fees directly associated with the Chapter 11 proceedings since the Petition Date.

Notes to MOR-7:

Although payment of prepetition claims is generally not permitted, the Bankruptcy Court has authorized the Debtors to pay certain prepetition claims in designated categories. This relief generally was designed to preserve the value of the Debtors’ business and assets. The Debtors have paid and continue to pay undisputed postpetition obligations in the ordinary course of business.

Intercompany receipts and disbursements are excluded from this report. Based on centralized cash management practices, almost all disbursements are made by Memorial Production Operating LLC. and Beta Operating Company, LLC on behalf of all Debtors. To conform to U.S. Trustee disbursement reporting requests to track disbursements by Debtor, the Debtors have made a reasonable effort to assign these disbursements to the entity on whose behalf the payment was made, but this assignment may differ somewhat from the final intercompany accounting. The Debtors have added a second column (2) to show the corporate entity that made the disbursement.

Notes to MOR-8:

MOR-08 excludes restricted accounts related to decommissioning funds and collateral deposits totaling $155,782,949 as of January 31, 2017 and a lockbox the Debtors maintain. Any checks sent to the lockbox are deposited into account ending x3030 the same day.

Notes to MOR-9:

The list of insiders is consistent with public disclosures of Memorial Production Partners LP and other filings associated with this Chapter 11 case. Payments to ordinary course professionals or consultants are not included in MOR-9.

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR-2 - COMPARATIVE BALANCE SHEETS

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	As of January 31, 2017

COMPARATIVE BALANCE SHEETS

(Amounts in Thousands)

Unaudited	MEMP (*)
ASSETS	MONTH Jan-17
CURRENT ASSETS
Cash and cash equivalents	$49,147
Accounts receivable	35,164
Short-term Derivative instruments	39,598
Prepaid expenses and other current assets	11,903

TOTAL CURRENT ASSETS	$135,812

Noncurrent assets:
Oil and natural gas properties	$3,116,032
Support and Equipment facilities	199,121
Other PP&E	15,394
Less accumulated depletion and amortization	(1,768,946)

$1,561,602

Long-term derivative instruments	$37,061
Restricted investments	155,783
Other long-term assets	2,060

$194,904

Total noncurrent assets	1,756,506

TOTAL ASSETS	$1,892,318

*	See MOR Notes

MOR-2

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR-3 - COMPARATIVE BALANCE SHEETS

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	As of January 31, 2017

COMPARATIVE BALANCE SHEETS

(Amounts in Thousands)

Unaudited	MEMP
LIABILITIES	MONTH Jan-17
LIABILITIES
POST-PETITION LIABILITIES (MOR-4)	$178,894

LIABILITIES SUBJECT TO COMPROMISE (LSTC)
Accounts payable	$3,033
Revenues payable	25,453
Debt (*)	1,612,454

TOTAL LIABILITIES SUBJECT TO COMPROMISE	$1,640,941

TOTAL LIABILITIES	$1,819,834

EQUITY
Partners’ equity	$72,483

72,483

TOTAL LIABILITIES & EQUITY	$1,892,318

*	See MOR Notes

MOR-3

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR-4 - SCHEDULE OF POST-PETITION LIABILITIES

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	As of January 31, 2017

COMPARATIVE BALANCE SHEETS

(Amounts in Thousands)

Unaudited	MEMP
MONTH
Jan-17
Current liabilities:
Accounts payable	$281
Revenues payable	0
Accrued liabilities	17,857
Short-term derivative instruments	0
Current portion of long-term debt	0
Accrued interest payable	0
Other accrued liabilities	0

Total current liabilities	$18,138

Noncurrent liabilities:
Long-term derivative instruments	$0
Long-term debt	0
Asset retirement obligations	155,740
Other long-term liabilities	5,016

Total noncurrent liabilities	$160,755

TOTAL POST-PETITION LIABILITIES (*) (MOR-3)	$178,894

*	See MOR Notes

MOR-4

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR-5 - POST-PETITION AP/AR AGING

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	As of January 31, 2017

AGING OF POST-PETITION PAYABLES

(Amounts in Thousands)

Unaudited	MEMP
DAYS	Jan-17
0-30	$281
31-60	0
61-90	0
91+	0

TOTAL	$281

AGING OF ACCOUNTS RECEIVABLES

(Amounts in Thousands)

Unaudited	MEMP
DAYS	Jan-17
0-30	$34,582
31-60	238
61-90	13
91+	331

TOTAL	$35,164

MOR-5

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR-6 - CONSOLIDATED STATEMENTS OF OPERATIONS

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	January 17, 2017 - January 31, 2017

Consolidated Statements of Operations

(Amounts in Thousands)

Unaudited	MEMP
17-Jan to 31-Jan
Revenues and other:
Oil & natural gas sales	$14,635
Other revenues	53

$14,688

Expenses:
Lease operating	$4,479
Gathering, processing, and transportation	1,407
Exploration	7
Taxes other than income	1,052
Depreciation, depletion and amortization	5,425
Impairment of proved oil and natural gas properties	0
General and administrative	2,270
Accretion of asset retirement obligations	400
(Gain) loss on commodity derivative instruments	(596)
(Gain) loss on sale of properties	0
Other, net	0

$14,444

Other income and (expenses):
Interest expense, net	($831)
Other, net	0

(831)

Reorganization items, net (*)	(4,370)

Income (loss) before income taxes	($4,957)
Income tax benefit	0
Net Income (loss)	($4,957)

*	See MOR Notes

MOR-6

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR-7 - CASH RECEIPTS AND DISBURSEMENTS

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	January 17, 2017 - January 31, 2017

Cash Receipts and Disbursements

(Amounts in Thousands)
Company Name	Case Number	Cash Receipts	Cash Disbursements[1]	Cash Disbursements[2]
Memorial Production Partners LP	17-30262	$0	$0	$0
Memorial Production Finance Corporation	17-30248	0	0	0
San Pedro Bay Pipeline Company	17-30249	0	116	116
Rise Energy Beta, LLC	17-30250	0	2,417	0
Rise Energy Minerals, LLC	17-30251	0	0	0
Rise Energy Operating, LLC	17-30252	0	0	0
Beta Operating Company, LLC	17-30253	6,473	789	3,206
Columbus Energy, LLC	17-30254	0	757	0
WHT Carthage LLC	17-30255	0	0	0
WHT Energy Partners LLC	17-30256	0	459	0
Memorial Energy Services LLC	17-30257	0	0	0
Memorial Midstream LLC	17-30258	0	0	0
Memorial Production Operating LLC	17-30259	27,832	10,688	11,903
MEMP Services LLC	17-30260	0	1,589	1,589
Memorial Production Partners GP LLC	17-30261	0	0	0

Total		$34,305	$16,814	$16,814

[1]	See MOR Notes. Reflects estimated disbursements made on behalf of the respective debtor and subject to US Trustee Quarterly Fees.
[2]	See MOR Notes. Reflects disbursements made from the cash accounts of the respective debtor.

MOR-7

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR-8 - CASH RECONCILIATION

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	As of January 31, 2017

Bank Account Information (*)

(Amounts in Thousands)

BANK NAME	COMPANY NAME	ACCOUNT NUMBER ENDING	BANK BALANCE	ENDING CASH - PER BOOKS
Wells Fargo	Memorial Production Operating LLC	3030	$55,983	$55,983
Wells Fargo	Memorial Production Operating LLC	2164	0	(3,085)
Wells Fargo	Memorial Production Operating LLC	2179	0	(3,363)
Wells Fargo	Beta Operating LLC	1869	0	(0)
Wells Fargo	Beta Operating LLC	0759	0	(322)
Wells Fargo	MEMP Services LLC	0902	0	0
Wells Fargo	MEMP Services LLC	0910	0	0
Wells Fargo	MEMP Services LLC	1926	0	(0)
Wells Fargo	San Pedro Bay Pipeline Company	4044	0	0
Wells Fargo	San Pedro Bay Pipeline Company	0767	0	(67)

Total			$55,983	$49,147

*	See MOR Notes

MOR-8

CASE NAME:	Memorial Production Partners LP, et al.
CASE NUMBER:	17-30262

UNITED STATES BANKRUPTCY COURT
MOR - 9 - PAYMENTS TO INSIDERS AND PROFESSIONALS [1]

PETITION DATE:	01/16/17
DISTRICT OF TEXAS:	Southern
PERIOD:	January 17, 2017 - January 31, 2017

PAYMENTS TO INSIDERS AND PROFESSIONALS (*)

(Amounts in Thousands)

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	PERIOD 1/17/2017 - 1/31/2017
1. William J. Scarff/Salary	$29
2. Christopher S. Cooper/Salary	22
3. Robert L. Stillwell, Jr./Salary	21
4. Jason M. Childress/Salary	17
5. Matthew J. Hoss/Salary	12
6. Jonathan M. Clarkson/Director’s Fees	0
7. P. Michael Highum/Director’s Fees	0
8. W. Donald Brunson/Director’s Fees	0
9. John A. Weinzierl/Director’s fees	0

TOTAL INSIDERS (MOR-1)	$101

PROFESSIONALS	PERIOD 1/17/2017 - 1/31/2017
N/A	$0

TOTAL PROFESSIONALS (MOR-1)	$0

*	See MOR Notes

MOR-9